UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 23, 2013

DARLING INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry into a Material Definitive Agreement

On August 23, 2013, Darling International Inc., a Delaware corporation (“Darling”), and Maple Leaf Foods Inc., a Canadian corporation (“MFI”), entered into an Acquisition Agreement (the “Acquisition Agreement”), pursuant to which Darling will acquire substantially all of the assets of Rothsay, a division of MFI (the “Business”), for CAD $645 million, upon the terms and subject to the conditions set forth in the Acquisition Agreement.

Darling and MFI have each made customary representations, warranties and covenants in the Acquisition Agreement, including, among others, MFI’s covenants (i) to conduct the Business in the ordinary and usual course between the execution of the Acquisition Agreement and the closing, subject to certain exceptions, (ii) not to engage in certain activities competitive with the Business for a defined period and (iii) not to solicit any of the employees transferred as a part of the sale of the Business for a certain period of time.

The closing is subject to customary conditions, including, among others, (i) absence of any order or injunction prohibiting the consummation of the acquisition, (ii) subject to certain exceptions, the accuracy of representations and warranties of each of Darling and MFI, and (iii) subject to certain exceptions, receipt of customary regulatory approvals, including approvals under the Canadian Competition Act and the Investment Canada Act, if applicable.

The Acquisition Agreement contains certain termination rights for Darling and MFI, and further provides that, upon termination of the Acquisition Agreement under specified circumstances, Darling may be required to pay MFI a termination fee of CAD $12 million.

The foregoing description of the Acquisition Agreement is not a complete description of all of the parties’ rights and obligations under the Acquisition Agreement and is qualified in its entirety by this reference to the Acquisition Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The representations, warranties and covenants contained in the Acquisition Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Acquisition Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Darling, the Business, MFI or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Acquisition Agreement, which subsequent information may or may not be fully reflected in public disclosures by Darling. Accordingly, investors should read the representations and warranties in the Acquisition Agreement not in isolation but only in conjunction with the other information about Darling or MFI that the respective companies include in reports, statements and other filings Darling makes with the Securities and Exchange Commission or MFI makes under applicable securities laws in Canada.

Item 8.01.Other Events

On August 23, 2013, Darling issued a press release announcing the execution of the Acquisition Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigations Reform Act of 1995 regarding the business operations and prospects of Darling and industry factors affecting it. These statements are identified by words such as “may,” “will,” “ begin,” “ look forward,” “expect,” “believe,” “intend,” “anticipate,” “should,” “potential,” “estimate,” “continue,” “momentum” and other words referring to events to occur in the future. These statements reflect Darling’s current view of future events and are based on its assessment of, and are subject to, a variety of risks and uncertainties beyond its control, including the fulfillment of all conditions to the closing of the acquisition of the Rothsay division of Maple Leaf Foods Inc., disturbances in world financial, credit, commodities, stock markets and climatic conditions; unanticipated changes in national and international regulations affecting Darling’s products; a decline in consumer confidence and discretionary spending; the general performance of the U.S. and global economies; global demands for bio-fuels and grain and oilseed commodities, which have exhibited volatility, and can impact the cost of feed for cattle, hogs, and poultry, thus affecting available rendering feedstock; risks associated with the renewable diesel plant in Norco, Louisiana owned and operated by a joint venture between Darling and Valero Energy Corporation including possible unanticipated operating disruptions; risks relating to possible third party claims asserting intellectual property infringement; economic disruptions resulting from the European debt crisis; and continued or escalated conflict in the Middle East, each of which could cause actual results to differ materially from those projected in the forward-looking statements. Other risks and uncertainties regarding Darling, its business and the industry in which it operates are referenced from time to time in Darling’s filings with the Securities and Exchange Commission, including those contained in its Form 10-K for the fiscal year ended December 29, 2012, which was filed February 27, 2013. Darling assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results or changes in other factors affecting these forward-looking statements except as required by law.

Item 9.01.Financial Statements and Exhibits

Exhibit Number	Description

2.1	Acquisition Agreement, dated as of August 23, 2013, by and between Darling International Inc. and Maple Leaf Foods Inc. (the schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the SEC upon request).

99.1	Press Release dated August 23, 2013 titled “Darling International Inc. to Acquire the Rothsay Rendering Business from Maple Leaf Foods Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: August 26, 2013	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Acquisition Agreement, dated as of August 23, 2013, by and between Darling International Inc. and Maple Leaf Foods Inc. (the schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the SEC upon request).

99.1	Press Release dated August 23, 2013 titled “Darling International Inc. to Acquire the Rothsay Rendering Business from Maple Leaf Foods Inc.”